UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3420

Oppenheimer Integrity Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—16.4%
Auto Loan—9.9%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	$1,875,000	$1,893,514
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	179,718	179,663
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	1,235,000	1,233,595
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	1,000,000	998,872
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	2,831,000	2,815,981
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	3,368,000	3,332,712
Series 2018-2, Cl. B, 3.46%, 8/10/22[1]	4,330,000	4,327,396
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	4,275,000	4,267,014
Series 2018-3, Cl. A, 2.92%, 8/12/21[1]	2,160,000	2,160,286
Series 2018-3, Cl. B, 3.49%, 6/13/22[1]	1,295,000	1,295,829
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	4,152,000	4,152,499
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,713,760
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	3,939,438
Series 2017-4, Cl. D, 3.08%, 12/18/23	1,895,000	1,857,277
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 2.828% [US0001M+67], 7/17/23[2]	9,110,000	9,177,166
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	553,973
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	34,702	34,678
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	928,047
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,040,990
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,035,331
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,655,025
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,408,169
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,095,000	1,074,539
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	1,016,178	1,009,467
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	319,354	318,598
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	1,275,000	1,267,704
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	2,390,000	2,366,660
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	2,080,000	2,061,517
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	2,480,000	2,470,446
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	735,000	733,437
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	2,865,000	2,819,749
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	1,990,000	1,974,251
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	2,840,000	2,805,312
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	1,785,000	1,787,335
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	200,289	201,190
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,924,860
Series 2017-3, Cl. C, 2.80%, 7/15/22	1,590,000	1,586,139
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	4,240,000	4,236,895

1        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	$2,685,000	$2,695,550
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,545,000	2,535,982
Series 2018-2, Cl. D, 4.14%, 8/15/24	4,985,000	5,007,669
Series 2018-3, Cl. A1, 2.433%, 8/15/19	1,250,821	1,250,606
Series 2018-3, Cl. D, 4.30%, 9/16/24	3,340,000	3,369,129
Series 2018-4, Cl. B, 3.36%, 10/17/22	2,160,000	2,161,384
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	970,462	976,102
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	3,005,000	3,085,689
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	1,799,000	1,795,907
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,360,000	2,359,023
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,815,000	1,840,302
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	2,405,000	2,410,480
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	2,455,000	2,448,604
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	2,710,000	2,748,769
Series 2017-4A, Cl. C, 2.86%, 7/17/23[1]	1,515,000	1,508,735
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	5,210,000	5,189,398
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,995,000	2,005,813
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	2,275,000	2,270,387
Series 2018-2A, Cl. B, 3.43%, 5/16/22[1]	1,300,000	1,298,772
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	2,255,000	2,241,426
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	360,000	360,945
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,414,034
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	4,124,438	4,108,997
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	1,565,000	1,546,725
Series 2018-2, Cl. C, 3.50%, 4/20/22	2,245,000	2,240,052
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 3.766% [LIBOR01M+155], 6/27/22[1,2]	750,000	752,677
Series 2017-1, Cl. D, 4.516% [LIBOR01M+230], 6/27/22[1,2]	865,000	866,026
Series 2018-1, Cl. A, 2.798% [LIBOR01M+63], 9/25/23[1,2]	1,830,000	1,832,324
Series 2018-1, Cl. B, 2.968% [LIBOR01M+80], 9/25/23[1,2]	860,000	860,432
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	1,665,000	1,671,867
Series 2016-2, Cl. D, 3.39%, 4/15/22	1,975,000	1,976,562
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,900,000	1,889,098
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	5,990,885
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,867,931
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,750,000	3,714,778
Series 2018-1, Cl. D, 3.32%, 3/15/24	1,605,000	1,574,334
Series 2018-2, Cl. D, 3.88%, 2/15/24	2,665,000	2,646,201
Series 2018-3, Cl. C, 3.51%, 8/15/23	6,900,000	6,885,132
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	2,575,000	2,546,604

2        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Auto Loan (Continued)
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	$1,510,000	$1,504,787
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	4,153,000	4,132,127
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	940,316	936,919
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	3,485,000	3,542,010
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	4,070,000	4,082,690
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	2,340,000	2,319,716
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	4,490,000	4,456,857
Series 2018-3A, Cl. B, 3.32%, 10/16/23[1]	3,067,000	3,062,304
		206,622,055

Credit Card—5.8%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.698% [US0001M+54], 3/15/23[2]	7,115,000	7,149,384
Series 2015-2, Cl. A1, 2.25%, 7/17/23	10,200,000	10,045,148
Series 2016-1, Cl. A1, 1.78%, 6/15/22	9,723,000	9,651,742
Series 2016-1, Cl. A2, 3.008% [US0001M+85], 6/15/22[2]	3,220,000	3,236,037
Citibank Credit Card Issuance Trust:
Series 2014-A6, Cl. A6, 2.15%, 7/15/21	10,621,000	10,569,889
Series 2017-A9, Cl. A9, 1.80%, 9/20/21	4,175,000	4,134,547
Discover Card Execution Note Trust, Series 2016-A4, Cl. A4, 1.39%, 3/15/22	7,570,000	7,469,320
Evergreen Credit Card Trust, Series 2018-2, Cl. A, 2.508% [US0001M+35], 7/15/22[1,2]	6,480,000	6,494,084
GE Capital Credit Card Master Note Trust:
Series 2012-7, Cl. A, 1.76%, 9/15/22	3,030,000	2,997,452
Series 2012-7, Cl. B, 2.21%, 9/15/22	2,705,000	2,682,047
Synchrony Credit Card Master Note Trust, Series 2015-1, Cl. A, 2.37%, 3/15/23	9,990,000	9,890,880
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	8,375,000	8,332,080
Series 2016-C, Cl. A, 1.72%, 8/15/23	4,778,000	4,717,817
Series 2017-A, Cl. A, 2.12%, 3/15/24	6,215,000	6,109,857
Series 2017-B, Cl. A, 1.98%, 6/15/23	10,230,000	10,158,472
Series 2017-C, Cl. A, 2.31%, 8/15/24	5,740,000	5,633,215
Series 2018-A, Cl. A, 3.07%, 12/16/24	7,965,000	7,918,557
Series 2018-B, Cl. A, 3.46%, 7/15/25	3,870,000	3,868,915
		121,059,443

Equipment—0.5%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,866,793
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	1,320,000	1,302,308
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	381,000	375,678
Series 2018-2, Cl. C, 3.87%, 12/15/25[1]	980,000	974,565
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	934,856

3        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Equipment (Continued)
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	$1,366,000	$1,365,614
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	77,767	77,402
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	2,545,000	2,509,257
		10,406,473

Loans: Other—0.2%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 2.906% [US0001M+69], 7/25/35[2]	1,912,484	1,920,918
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	941,101
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,029,619	1,017,396
		3,879,415
Total Asset-Backed Securities (Cost $343,305,524)		341,967,386

Mortgage-Backed Obligations—42.2%
Government Agency—27.4%
FHLMC/FNMA/FHLB/Sponsored—24.0%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	1,171,058	1,249,778
6.00%, 7/1/24-11/1/37	191,983	212,146
6.50%, 4/1/21-4/1/34	224,967	246,472
7.00%, 7/1/21-10/1/37	1,928,136	2,164,853
9.00%, 8/1/22-5/1/25	4,356	4,626
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 76.169%, 4/1/27[3]	197,379	44,067
Series 192, Cl. IO, 99.999%, 2/1/28[3]	25,957	5,265
Series 206, Cl. IO, 0.00%, 12/15/29[3,4]	50,148	11,770
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	162,708	27,636
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	2,800,481	2,731,482
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC02, Cl. X1, 0.00%, 3/25/24[3,4]	76,793,000	1,496,864
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[5]	28,301	25,909
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	855	878
Series 1590, Cl. IA, 3.208% [LIBOR01M+105], 10/15/23[2]	399,672	407,681
Series 2034, Cl. Z, 6.50%, 2/15/28	3,657	3,922
Series 2043, Cl. ZP, 6.50%, 4/15/28	542,548	592,063
Series 2046, Cl. G, 6.50%, 4/15/28	199,366	217,750
Series 2053, Cl. Z, 6.50%, 4/15/28	3,577	3,910
Series 2063, Cl. PG, 6.50%, 6/15/28	237,857	264,542
Series 2145, Cl. MZ, 6.50%, 4/15/29	79,354	87,244
Series 2148, Cl. ZA, 6.00%, 4/15/29	120,218	128,779

4        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2195, Cl. LH, 6.50%, 10/15/29	$228,027	$246,467
Series 2326, Cl. ZP, 6.50%, 6/15/31	66,629	71,179
Series 2341, Cl. FP, 3.058% [LIBOR01M+90], 7/15/31[2]	118,811	121,987
Series 2423, Cl. MC, 7.00%, 3/15/32	417,291	461,070
Series 2461, Cl. PZ, 6.50%, 6/15/32	463,070	498,024
Series 2463, Cl. F, 3.158% [LIBOR01M+100], 6/15/32[2]	438,674	451,800
Series 2635, Cl. AG, 3.50%, 5/15/32	374,672	369,852
Series 2676, Cl. KY, 5.00%, 9/15/23	452,408	466,816
Series 2770, Cl. TW, 4.50%, 3/15/19	4,627	4,634
Series 3010, Cl. WB, 4.50%, 7/15/20	50,456	50,851
Series 3025, Cl. SJ, 16.836% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	86,569	120,497
Series 3030, Cl. FL, 2.558% [LIBOR01M+40], 9/15/35[2]	231,003	232,064
Series 3645, Cl. EH, 3.00%, 12/15/20	3,320	3,318
Series 3815, Cl. BD, 3.00%, 10/15/20	514	514
Series 3822, Cl. JA, 5.00%, 6/15/40	170,772	174,545
Series 3848, Cl. WL, 4.00%, 4/15/40	473,623	475,274
Series 3857, Cl. GL, 3.00%, 5/15/40	17,741	17,717
Series 4221, Cl. HJ, 1.50%, 7/15/23	572,439	557,094
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 56.524%, 2/15/29[3]	274,506	39,263
Series 2130, Cl. SC, 65.547%, 3/15/29[3]	67,937	8,235
Series 2134, Cl. SB, 72.997%, 3/15/29[3]	77,912	8,163
Series 2422, Cl. SJ, 0.00%, 1/15/32[3,4]	267,555	35,091
Series 2493, Cl. S, 11.242%, 9/15/29[3]	19,713	3,101
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	553,332	70,150
Series 2796, Cl. SD, 75.867%, 7/15/26[3]	126,016	14,108
Series 2920, Cl. S, 20.308%, 1/15/35[3]	568,891	70,685
Series 2922, Cl. SE, 19.133%, 2/15/35[3]	440,166	51,648
Series 2981, Cl. AS, 2.168%, 5/15/35[3]	1,162,222	114,008
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,134,255	149,255
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	353,975	75,464
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	217,805	31,764
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	87,604	6,804
Series 3450, Cl. BI, 9.427%, 5/15/38[3]	2,277,606	289,115
Series 3606, Cl. SN, 14.819%, 12/15/39[3]	647,354	73,719
Series 4057, Cl. QI, 5.314%, 6/15/27[3]	10,787,750	898,284
Series 4818, Cl. BI, 2.733%, 3/15/45[3]	3,804,165	710,975
Federal National Mortgage Assn.:
2.50%, 10/1/48[6]	29,970,000	28,919,298
3.00%, 10/1/33-10/1/48[6]	66,080,000	64,007,163
3.50%, 10/1/33-10/1/48[6]	107,835,000	106,956,463
4.00%, 10/1/33-10/1/48[6]	69,115,000	70,027,353
4.50%, 10/1/48[6]	125,615,000	129,604,262
5.00%, 10/1/48[6]	57,875,000	60,764,227

5        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	$4,634	$4,776
5.50%, 12/1/18-5/1/36	904,201	977,825
6.00%, 5/1/20	647	648
6.50%, 10/1/19-11/1/31	1,415,426	1,553,602
7.00%, 4/1/33-4/1/34	906,042	1,015,847
7.50%, 1/1/33-8/1/33	1,354,304	1,533,142
8.50%, 7/1/32	3,593	3,646
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[3]	169,703	19,802
Series 247, Cl. 2, 0.00%, 10/25/23[3,4]	19,491	2,359
Series 252, Cl. 2, 99.999%, 11/25/23[3]	162,630	21,736
Series 254, Cl. 2, 99.999%, 1/25/24[3]	319,628	45,715
Series 301, Cl. 2, 21.346%, 4/25/29[3]	96,326	19,878
Series 303, Cl. IO, 52.233%, 11/25/29[3]	22,054	5,101
Series 319, Cl. 2, 13.667%, 2/25/32[3]	79,244	17,766
Series 320, Cl. 2, 53.655%, 4/25/32[3]	1,600,218	388,226
Series 321, Cl. 2, 20.648%, 4/25/32[3]	247,482	58,569
Series 324, Cl. 2, 12.297%, 7/25/32[3]	112,919	27,298
Series 331, Cl. 9, 13.646%, 2/25/33[3]	894,418	177,776
Series 334, Cl. 14, 15.935%, 2/25/33[3]	762,437	177,585
Series 334, Cl. 15, 0.592%, 2/25/33[3]	519,504	116,528
Series 334, Cl. 17, 26.115%, 2/25/33[3]	27,658	6,615
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	600,197	117,355
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	603,773	133,394
Series 343, Cl. 13, 99.999%, 9/25/33[3]	706,077	129,657
Series 343, Cl. 18, 99.999%, 5/25/34[3]	407,452	97,293
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	306,227	70,380
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	240,686	58,699
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	424,820	83,773
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	299,694	61,848
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	147,785	32,546
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	383,896	79,311
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	534,522	108,407
Series 365, Cl. 16, 99.999%, 3/25/36[3]	334,339	68,676
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	58,181	60,989
Series 1993-87, Cl. Z, 6.50%, 6/25/23	56,215	59,132
Series 1996-35, Cl. Z, 7.00%, 7/25/26	19,388	20,791
Series 1998-58, Cl. PC, 6.50%, 10/25/28	127,690	137,477
Series 1998-61, Cl. PL, 6.00%, 11/25/28	166,950	179,089
Series 1999-54, Cl. LH, 6.50%, 11/25/29	251,405	270,561
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,269,622	1,406,848
Series 2001-51, Cl. OD, 6.50%, 10/25/31	214,371	225,577
Series 2002-56, Cl. FN, 3.216% [LIBOR01M+100], 7/25/32[2]	148,564	151,311
Series 2003-130, Cl. CS, 9.668% [-2 x LIBOR01M+1,410], 12/25/33[2]	254,650	260,234
Series 2003-21, Cl. FK, 2.616% [LIBOR01M+40], 3/25/33[2]	36,813	36,861
Series 2004-25, Cl. PC, 5.50%, 1/25/34	9,055	9,080

6        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-104, Cl. MC, 5.50%, 12/25/25	$874,008	$915,574
Series 2005-109, Cl. AH, 5.50%, 12/25/25	2,479,044	2,563,663
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,673,891
Series 2005-71, Cl. DB, 4.50%, 8/25/25	198,538	201,949
Series 2005-73, Cl. DF, 2.466% [LIBOR01M+25], 8/25/35[2]	204,283	205,007
Series 2006-50, Cl. SK, 16.075% [-3.667 x
LIBOR01M+2,420], 6/25/36[2]	316,343	426,120
Series 2008-75, Cl. DB, 4.50%, 9/25/23	6,275	6,272
Series 2009-113, Cl. DB, 3.00%, 12/25/20	56,515	56,428
Series 2009-36, Cl. FA, 3.156% [LIBOR01M+94], 6/25/37[2]	197,871	202,483
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,497	1,496
Series 2010-43, Cl. KG, 3.00%, 1/25/21	21,552	21,530
Series 2011-15, Cl. DA, 4.00%, 3/25/41	106,586	105,199
Series 2011-3, Cl. EL, 3.00%, 5/25/20	58,607	58,505
Series 2011-3, Cl. KA, 5.00%, 4/25/40	763,163	788,497
Series 2011-38, Cl. AH, 2.75%, 5/25/20	53	53
Series 2011-82, Cl. AD, 4.00%, 8/25/26	71,124	71,127
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[3]	15,695	1,193
Series 2001-61, Cl. SE, 5.68%, 11/18/31[3]	124,402	19,563
Series 2001-65, Cl. S, 7.252%, 11/25/31[3]	255,634	46,369
Series 2001-81, Cl. S, 9.955%, 1/25/32[3]	38,030	6,142
Series 2002-12, Cl. SB, 6.193%, 7/25/31[3]	60,750	9,644
Series 2002-2, Cl. SW, 0.386%, 2/25/32[3]	72,190	11,749
Series 2002-38, Cl. SO, 27.623%, 4/25/32[3]	43,331	5,764
Series 2002-41, Cl. S, 21.999%, 7/25/32[3]	399,958	63,795
Series 2002-47, Cl. NS, 9.505%, 4/25/32[3]	120,569	20,351
Series 2002-5, Cl. SD, 99.999%, 2/25/32[3]	51,020	7,172
Series 2002-51, Cl. S, 9.845%, 8/25/32[3]	110,705	18,686
Series 2002-52, Cl. SD, 40.613%, 9/25/32[3]	172,684	27,572
Series 2002-60, Cl. SM, 0.00%, 8/25/32[3,4]	347,289	44,294
Series 2002-60, Cl. SY, 99.999%, 4/25/32[3]	349,298	12,035
Series 2002-64, Cl. SD, 11.353%, 4/25/27[3]	159,459	21,087
Series 2002-7, Cl. SK, 2.591%, 1/25/32[3]	211,785	29,163
Series 2002-75, Cl. SA, 11.467%, 11/25/32[3]	213,558	34,041
Series 2002-77, Cl. BS, 11.922%, 12/18/32[3]	426,955	68,514
Series 2002-77, Cl. IS, 27.029%, 12/18/32[3]	73,823	12,283
Series 2002-77, Cl. SH, 12.944%, 12/18/32[3]	55,434	8,278
Series 2002-84, Cl. SA, 3.333%, 12/25/32[3]	54,826	8,498
Series 2002-89, Cl. S, 14.291%, 1/25/33[3]	574,321	96,400
Series 2002-9, Cl. MS, 9.591%, 3/25/32[3]	3,289	575
Series 2002-90, Cl. SN, 0.00%, 8/25/32[3,4]	315,987	40,301
Series 2002-90, Cl. SY, 0.952%, 9/25/32[3]	174,287	22,816
Series 2003-14, Cl. OI, 34.791%, 3/25/33[3]	794,000	177,015
Series 2003-26, Cl. IK, 56.92%, 4/25/33[3]	369,485	82,536
Series 2003-33, Cl. SP, 5.907%, 5/25/33[3]	335,353	62,440

7        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-4, Cl. S, 1.042%, 2/25/33[3]	$99,603	$17,687
Series 2003-52, Cl. NS, 0.00%, 6/25/23[3,4]	1,051,461	53,622
Series 2004-54, Cl. DS, 57.659%, 11/25/30[3]	33,765	4,510
Series 2004-56, Cl. SE, 5.445%, 10/25/33[3]	451,364	71,259
Series 2005-12, Cl. SC, 22.615%, 3/25/35[3]	200,719	26,395
Series 2005-40, Cl. SA, 26.247%, 5/25/35[3]	304,279	36,944
Series 2005-52, Cl. JH, 28.995%, 5/25/35[3]	607,439	67,334
Series 2005-6, Cl. SE, 48.244%, 2/25/35[3]	596,588	73,895
Series 2005-93, Cl. SI, 0.00%, 10/25/35[3,4]	388,140	49,571
Series 2006-53, Cl. US, 16.151%, 6/25/36[3]	30,203	3,688
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	238,346	18,385
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	10,803	536
Series 2011-96, Cl. SA, 6.217%, 10/25/41[3]	921,292	127,598
Series 2012-121, Cl. IB, 7.776%, 11/25/27[3]	4,413,579	379,927
Series 2012-134, Cl. SA, 1.603%, 12/25/42[3]	2,568,990	405,117
Series 2012-40, Cl. PI, 11.409%, 4/25/41[3]	1,809,591	287,047
Series 2018-16, Cl. NI, 0.00%, 12/25/44[3,4]	1,940,803	332,789
Series 2018-69, Cl. CI, 22.706%, 10/25/46[3]	4,342,621	703,062
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[5]	54,871	50,844
		499,179,947

GNMA/Guaranteed—3.4%
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/25-7/20/27[2]	4,387	4,501
3.50%, 10/1/48[6]	69,445,000	69,058,443
11.00%, 10/20/19	25	26
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	192,238	2,013
Series 2002-41, Cl. GS, 99.999%, 6/16/32[3]	30,633	1,201
Series 2002-76, Cl. SY, 10.491%, 12/16/26[3]	69,155	6,366
Series 2007-17, Cl. AI, 45.878%, 4/16/37[3]	1,328,306	170,964
Series 2011-52, Cl. HS, 21.597%, 4/16/41[3]	4,020,196	422,229
Series 2017-136, Cl. LI, 5.278%, 9/16/47[3]	7,963,022	1,725,212
		71,390,955

Non-Agency—14.8%
Commercial—7.2%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[3]	1,006,269	624
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	206,515	207,526
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.08%, 1/15/51[3]	35,462,573	1,358,720
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,7,8]	81,806	1,649

8        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.67%, 11/13/50[3]	$11,788,047	$710,015
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.67%, 1/25/36[9]	1,088,252	1,033,992
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	1,476,585	1,460,057
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,515,000	1,522,739
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 8.495%, 11/10/46[3]	17,066,191	596,834
Series 2017-C4, Cl. XA, 13.843%, 10/12/50[3]	31,078,072	2,220,513
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	278,175	273,946
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	584,086	583,712
Series 2013-CR13, Cl. ASB, 3.706%, 11/10/46	2,890,000	2,921,939
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,887,984
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	5,065,000	5,101,440
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	1,020,000	1,018,588
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,195,306
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	2,926,637
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,766,621
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	1,959,000	1,953,354
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.117%, 12/10/45[3]	12,644,188	671,279
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	922,994	768,167
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.866% [US0001M+65], 11/25/35[2]	767,524	590,884
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.542%, 12/25/46[1,9]	900,000	921,389
Series 2012-K710, Cl. B, 3.941%, 6/25/47[1,9]	1,145,027	1,149,172
Series 2012-K711, Cl. B, 3.693%, 8/25/45[1,9]	490,000	490,707
Series 2012-K711, Cl. C, 3.693%, 8/25/45[1,9]	2,155,000	2,153,631
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,9]	605,000	594,280
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,9]	1,165,000	1,130,517
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,9]	650,000	625,790
Series 2013-K28, Cl. C, 3.61%, 6/25/46[1,9]	2,580,000	2,530,526
Series 2013-K712, Cl. C, 3.473%, 5/25/45[1,9]	1,185,000	1,182,372
Series 2013-K713, Cl. C, 3.263%, 4/25/46[1,9]	1,075,000	1,067,985
Series 2014-K714, Cl. C, 3.981%, 1/25/47[1,9]	815,402	815,944
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,9]	230,000	232,912
Series 2015-K44, Cl. B, 3.809%, 1/25/48[1,9]	1,175,000	1,141,371
Series 2017-K62, Cl. B, 4.004%, 1/25/50[1,9]	1,040,000	1,009,489
Series 2017-K724, Cl. B, 3.601%, 11/25/23[1,9]	780,000	751,806
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	6,735,000	6,739,298
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	1,414,657	1,421,811
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	1,666,000	1,725,601
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	508,243	501,732
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	974,215	1,013,289
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	1,333,000	1,338,445

9        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	$1,639,411	$1,581,116
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	2,033,613	2,031,071
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	335,000	329,851
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,154,337
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,601,688
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	1,722,000	1,684,541
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	709,943	699,487
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	3,950,000	3,982,964
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	3,095,000	3,017,319
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.919%, 7/25/35[9]	894,622	921,937
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.231%, 7/26/36[1,9]	1,225,125	1,242,697
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	1,130,000	1,142,606
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	1,525,000	1,522,893
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	635,000	639,684
Series 2014-C24, Cl. B, 4.116%, 11/15/479	2,630,000	2,638,335
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,093,301
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	4,415,000	4,398,513
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,327,656
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	47,274	4
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	19,145	13,565
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	1,408,930	1,385,973
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	5,230,000	5,148,983
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	4,976,607
Morgan Stanley Capital I Trust:
Series 2011-C1, Cl. A4, 5.033%, 9/15/47[1,9]	1,621,912	1,669,701
Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	1,815,000	1,868,336
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 12.831%, 12/15/50[3]	13,303,063	768,175
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.107%, 11/26/36[1,9]	2,152,770	2,024,565
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.528%, 6/26/46[1,9]	451,652	450,854
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.184%, 7/26/45[1,9]	214,008	219,549
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.17%, 11/15/50[3]	20,224,460	1,303,181
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	5,135,000	5,051,042
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.503%, 12/15/50[3]	18,492,449	1,215,590
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,292,594
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,721,301
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	675,000	676,921

10        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	$5,225,000	$5,188,093
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[9]	2,174,838	2,223,571
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 32.985%, 3/15/44[1,3]	14,342,133	401,594
		150,920,788

Multi-Family—0.3%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 3.166% [US0001M+95], 5/25/24[2]	1,124,164	1,126,316
Series 2017-C04, Cl. 2M1, 3.066% [US0001M+85], 11/25/29[2]	4,295,018	4,311,214
		5,437,530

Residential—7.3%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	671,737	586,742
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	431,741	414,281
Series 2007-C, Cl. 1A4, 3.818%, 5/20/36[9]	196,503	190,369
Series 2014-R7, Cl. 3A1, 3.964%, 3/26/36[1,9]	1,052,477	1,058,557
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	507,166	480,435
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 4.73% [H15T1Y+230], 10/25/35[2]	579,487	587,677
Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	1,617,175	1,635,000
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.776% [US0001M+56], 2/25/33[2]	362,314	350,505
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	435,048	392,140
Series 2006-6, Cl. A3, 6.00%, 4/25/36	389,021	331,047
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	3,039,148	3,080,022
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.216% [US0001M+300], 7/25/24[2]	4,788,715	5,138,405
Series 2016-C03, Cl. 1M1, 4.216% [US0001M+200], 10/25/28[2]	1,069,052	1,081,957
Series 2016-C07, Cl. 2M1, 3.516% [US0001M+130], 5/25/29[2]	1,520,612	1,525,820
Series 2017-C02, Cl. 2M1, 3.366% [US0001M+115], 9/25/29[2]	5,035,622	5,067,705
Series 2017-C03, Cl. 1M1, 3.166% [US0001M+95], 10/25/29[2]	5,358,723	5,393,846
Series 2017-C05, Cl. 1M1, 2.766% [US0001M+55], 1/25/30[2]	1,159,766	1,161,123
Series 2017-C06, Cl. 1M1, 2.966% [US0001M+75], 2/25/30[2]	2,362,943	2,368,210
Series 2017-C07, Cl. 1M1, 2.866% [US0001M+65], 5/25/30[2]	4,751,296	4,760,125
Series 2017-C07, Cl. 1M2, 4.616% [US0001M+240], 5/25/30[2]	2,970,000	3,080,157
Series 2017-C07, Cl. 2M1, 2.866% [US0001M+65], 5/25/30[2]	3,836,377	3,838,512
Series 2018-C01, Cl. 1M1, 2.816% [US0001M+60], 7/25/30[2]	4,150,891	4,158,370

11        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2018-C02, Cl. 2M1, 2.866% [US0001M+65], 8/25/30[2]	$1,546,436	$1,548,959
Series 2018-C03, Cl. 1M1, 2.896% [US0001M+68], 10/25/30[2]	5,256,277	5,267,555
Series 2018-C04, Cl. 2M1, 2.966% [US0001M+75], 12/25/30[2]	4,336,378	4,344,063
Series 2018-C05, Cl. 1M1, 2.936% [US0001M+72], 1/25/31[2]	1,698,012	1,701,780
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,214,001	1,146,972
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.354%, 7/25/35[9]	299,303	301,885
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.526% [US0001M+31], 7/25/35[2]	357,237	356,887
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	110,251	98,395
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	569,010	524,468
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	303,540	283,997
STACR Trust:
Series 2018-DNA2, Cl. M1, 3.016% [US0001M+80], 12/25/30[1,2]	6,600,000	6,623,347
Series 2018-DNA3, Cl. M1, 2.884% [US0001M+75], 9/25/48[1,2]	1,165,000	1,167,792
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.466% [US0001M+425], 11/25/23[2]	4,025,589	4,491,848
Series 2014-DN1, Cl. M2, 4.416% [US0001M+220], 2/25/24[2]	701,069	720,661
Series 2014-DN1, Cl. M3, 6.716% [US0001M+450], 2/25/24[2]	3,595,000	4,160,579
Series 2014-DN2, Cl. M3, 5.816% [US0001M+360], 4/25/24[2]	4,610,000	5,127,889
Series 2014-HQ2, Cl. M3, 5.966% [US0001M+375], 9/25/24[2]	4,050,000	4,650,133
Series 2015-HQA2, Cl. M2, 5.016% [US0001M+280], 5/25/28[2]	874,504	900,082
Series 2016-DNA1, Cl. M2, 5.116% [US0001M+290], 7/25/28[2]	1,307,359	1,339,674
Series 2016-DNA4, Cl. M1, 3.016% [US0001M+80], 3/25/29[2]	270,069	270,217
Series 2016-DNA4, Cl. M3, 6.016% [US0001M+380], 3/25/29[2]	4,040,000	4,553,904
Series 2016-HQA3, Cl. M1, 3.016% [US0001M+80], 3/25/29[2]	1,827,079	1,828,839
Series 2016-HQA3, Cl. M3, 6.066% [US0001M+385], 3/25/29[2]	2,800,000	3,180,685
Series 2016-HQA4, Cl. M1, 3.016% [US0001M+80], 4/25/29[2]	1,412,943	1,414,173
Series 2016-HQA4, Cl. M3, 6.116% [US0001M+390], 4/25/29[2]	3,995,000	4,522,676

12        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2017-HQA1, Cl. M1, 3.416% [US0001M+120], 8/25/29[2]	$7,814,065	$7,869,312
Series 2017-HQA2, Cl. M1, 3.016% [US0001M+80], 12/25/29[2]	2,501,456	2,508,143
Series 2017-HQA3, Cl. M1, 2.766% [US0001M+55], 4/25/30[2]	7,852,223	7,854,251
Series 2018-DNA1, Cl. M1, 2.666% [US0001M+45], 7/25/30[2]	9,205,007	9,195,322
Series 2018-DNA1, Cl. M2, 4.016% [US0001M+180], 7/25/30[2]	6,665,000	6,631,433
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 3.848%, 10/25/33[9]	653,128	664,281
Series 2005-AR14, Cl. 1A4, 3.538%, 12/25/35[9]	899,807	909,293
Series 2005-AR16, Cl. 1A1, 3.445%, 12/25/35[9]	773,659	777,631
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.676%, 9/25/35[9]	1,090,129	1,065,898
Series 2005-AR15, Cl. 1A6, 4.676%, 9/25/35[9]	90,484	87,843
Series 2005-AR4, Cl. 2A2, 4.005%, 4/25/35[9]	2,449,600	2,473,360
Series 2006-AR10, Cl. 1A1, 4.263%, 7/25/36[9]	616,991	606,044
Series 2006-AR10, Cl. 5A5, 4.231%, 7/25/36[9]	1,679,080	1,708,026
Series 2006-AR2, Cl. 2A3, 3.964%, 3/25/36[9]	924,958	938,015
Series 2006-AR7, Cl. 2A4, 4.323%, 5/25/36[9]	368,665	378,409
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	259,520	260,656
		151,136,382
Total Mortgage-Backed Obligations (Cost $881,227,349)		878,065,602

U.S. Government Obligation—0.4%
United States Treasury Nts., 1.50%, 5/31/1910,11 (Cost $7,486,646)	7,480,000	7,431,351

Corporate Bonds and Notes—49.6%
Consumer Discretionary—8.0%
Automobiles—2.1%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	3,529,000	3,466,536
3.75% Sr. Unsec. Nts., 2/22/28[1]	4,444,000	4,344,706
Ford Motor Credit Co. LLC:
3.20% Sr. Unsec. Nts., 1/15/21	3,246,000	3,199,445
3.664% Sr. Unsec. Nts., 9/8/24	3,735,000	3,497,511
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,336,000	1,372,638
General Motors Financial Co., Inc., 4.15% Sr. Unsec. Nts., 6/19/23	4,593,000	4,583,632
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	5,210,000	5,107,332
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	4,062,000	4,005,958
4.125% Sr. Unsec. Nts., 6/8/23[1]	5,286,000	5,252,814

13        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	$5,177,000	$5,192,044
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	4,600,000	4,558,219
		44,580,835

Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	5,273,000	5,062,080

Entertainment—0.2%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	1,983,000	2,127,767
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	1,670,000	1,460,389
		3,588,156

Hotels, Restaurants & Leisure—0.6%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	3,166,000	3,185,788
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	4,419,000	4,347,311
Starbucks Corp., 3.80% Sr. Unsec. Nts., 8/15/25	5,159,000	5,131,035
		12,664,134

Household Durables—0.9%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	5,392,000	5,284,143
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	5,255,000	5,143,331
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	1,633,000	1,652,288
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	3,310,000	3,148,638
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,697,445
4.875% Sr. Unsec. Nts., 3/15/27	1,445,000	1,387,200
		19,313,045

Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	2,012,000	2,255,054
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	8,575,000	8,153,564
		10,408,618

Media—1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	2,229,000	2,132,390
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	5,080,000	6,194,125
Comcast Corp., 4.00% Sr. Unsec. Nts., 3/1/48	2,784,000	2,512,946
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	4,207,000	4,218,136
4.20% Sr. Unsec. Nts., 4/15/24	5,050,000	5,068,665
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	2,363,000	2,359,470
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	3,253,000	2,781,989

14        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Media (Continued)
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	$5,444,000	$5,343,504
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	5,833,000	5,635,028
		36,246,253

Multiline Retail—0.3%
Dollar Tree, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	5,305,000	5,208,188

Specialty Retail—1.1%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	689,000	684,217
Best Buy Co., Inc.:
4.45% Sr. Unsec. Nts., 10/1/28	1,828,000	1,822,692
5.50% Sr. Unsec. Nts., 3/15/21	4,811,000	5,032,079
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	5,136,000	5,214,581
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	5,507,000	5,416,946
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	4,650,000	4,409,968
		22,580,483

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	5,292,000	5,086,935
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	3,148,000	3,154,926
		8,241,861

Consumer Staples—4.6%
Beverages—1.2%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	3,032,000	2,944,906
4.90% Sr. Unsec. Nts., 2/1/46	805,000	809,727
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	3,126,000	4,395,681
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	2,674,000	2,658,211
Keurig Dr Pepper, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[1]	5,431,000	5,443,397
4.597% Sr. Unsec. Nts., 5/25/28[1]	2,695,000	2,712,309
Molson Coors Brewing Co., 1.45% Sr. Unsec. Nts., 7/15/19	1,826,000	1,804,955
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,732,000	4,811,907
		25,581,093

Food & Staples Retailing—0.5%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	5,322,000	5,272,054
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	309,000	308,335
4.45% Sr. Unsec. Nts., 2/1/47	1,486,000	1,372,148
6.80% Sr. Unsec. Nts., 12/15/18	346,000	348,801
6.90% Sr. Unsec. Nts., 4/15/38	1,624,000	1,936,583
		9,237,921

15        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products—1.9%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	$3,613,000	$3,273,366
3.50% Sr. Unsec. Nts., 11/24/20	5,278,000	5,263,985
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	5,029,000	4,983,704
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	1,701,000	1,636,157
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	5,281,000	5,238,141
3.95% Sr. Unsec. Nts., 7/15/25	2,959,000	2,919,056
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	5,012,000	4,930,555
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	2,252,000	2,217,936
3.35% Sr. Unsec. Nts., 2/1/22[1]	2,929,000	2,833,174
Tyson Foods, Inc.:
3.55% Sr. Unsec. Nts., 6/2/27	2,791,000	2,637,636
3.90% Sr. Unsec. Nts., 9/28/23	4,296,000	4,316,684
		40,250,394

Tobacco—1.0%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	3,823,000	3,880,621
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	5,176,000	5,074,449
3.557% Sr. Unsec. Nts., 8/15/27[1]	2,912,000	2,715,350
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	5,217,000	5,197,228
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	4,715,000	4,532,234
		21,399,882

Energy—3.9%
Energy Equipment & Services—0.3%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	1,193,000	1,276,882
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	2,440,000	2,497,832
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,890,000	2,892,862
		6,667,576

Oil, Gas & Consumable Fuels—3.6%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	1,362,000	1,250,179
6.20% Sr. Unsec. Nts., 3/15/40	814,000	904,300
Andeavor, 3.80% Sr. Unsec. Nts., 4/1/28	4,448,000	4,235,692
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	2,579,000	2,523,238
5.25% Sr. Unsec. Nts., 1/15/25	2,699,000	2,767,636
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	3,972,000	3,912,915
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	3,820,000	3,814,930
4.50% Sr. Unsec. Nts., 6/1/25	2,681,000	2,713,386

16        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	$461,000	$497,848
5.95% Sr. Unsec. Nts., 3/15/46	1,080,000	1,367,133
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,153,000	1,102,816
Energy Transfer Equity LP, 4.25% Sr. Sec. Nts., 3/15/23	4,125,000	4,109,531
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	1,501,000	1,457,305
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	1,008,148
4.90% Sr. Unsec. Nts., 5/15/46	779,000	807,455
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	5,403,000	5,276,304
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	2,082,000	2,189,057
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	1,282,000	1,310,450
5.55% Sr. Unsec. Nts., 6/1/45	2,233,000	2,365,279
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	1,422,000	1,380,388
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	3,216,000	3,289,034
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	5,100,000	5,101,130
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	2,699,000	2,621,859
5.625% Sr. Sec. Nts., 2/1/21	4,074,000	4,239,420
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	1,860,000	1,821,660
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	3,373,000	3,206,817
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	1,144,000	1,525,859
Williams Cos., Inc. (The):
3.70% Sr. Unsec. Unsub. Nts., 1/15/23	5,303,000	5,249,945
3.75% Sr. Unsec. Nts., 6/15/27	2,175,000	2,079,374
		74,129,088

Financials—14.0%
Capital Markets—3.0%
Bank of New York Mellon Corp. (The), 3.00% Sub. Nts., 10/30/28	1,759,000	1,612,723
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,925,000	1,782,937
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	4,078,000	4,012,744
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	3,175,000	3,130,698
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,2]	2,980,000	2,808,902
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	2,435,000	2,449,262
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	5,120,000	5,248,000
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,654,000	2,519,950
3.691% [US0003M+151] Sr. Unsec. Nts., 6/5/28[2]	1,000,000	952,319

17        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The): (Continued)
3.75% Sr. Unsec. Nts., 2/25/26	$2,550,000	$2,480,594
4.017% [ US0003M+ 137.3] Sr. Unsec. Nts., 10/31/38[2]	1,903,000	1,765,236
Macquarie Bank Ltd., 2.60% Sr. Unsec. Nts., 6/24/19[1]	4,251,000	4,240,931
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,2]	4,109,000	3,826,371
Morgan Stanley:
3.95% Sub. Nts., 4/23/27	1,200,000	1,153,146
4.375% Sr. Unsec. Nts., 1/22/47	3,662,000	3,572,904
5.00% Sub. Nts., 11/24/25	4,427,000	4,589,808
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	5,106,000	5,080,470
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,993,000	1,858,916
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,653,000	2,540,105
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	3,298,000	3,161,304
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,732,000	2,710,582
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,954,000	1,941,195
		63,439,097

Commercial Banks—6.8%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2,13]	6,000,000	5,901,006
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	4,525,000	4,212,516
3.593% [ US0003M+ 137] Sr. Unsec. Nts., 7/21/28[2]	600,000	572,324
3.824% [ US0003M+ 157.5] Sr. Unsec. Nts., 1/20/28[2]	3,221,000	3,137,994
4.271% [ US0003M+ 131] Sr. Unsec. Nts., 7/23/29[2]	4,245,000	4,241,062
7.75% Jr. Sub. Nts., 5/14/38	3,847,000	5,201,981
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	4,179,000	4,176,810
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	3,868,000	3,703,204
BNP Paribas SA:
4.40% Sr. Unsec. Nts., 8/14/28[1]	1,900,000	1,867,200
4.625% Sub. Nts., 3/13/27[1]	2,974,000	2,939,118
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	2,943,000	2,881,267
Citigroup, Inc.:
4.075% [ US0003M+ 119.2] Sr. Unsec. Nts., 4/23/29[2]	4,219,000	4,143,078
4.281% [ US0003M+ 183.9] Sr. Unsec. Nts., 4/24/48[2]	4,210,000	4,035,314
4.75% Sub. Nts., 5/18/46	1,946,000	1,909,036
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	2,409,000	2,348,257
2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	975,701
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	4,408,000	4,254,829
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	4,978,000	4,875,349
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,404,722
First Republic Bank, 4.375% Sub. Nts., 8/1/46	2,132,000	1,984,844
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	1,709,000	1,698,472

18        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
HSBC Holdings plc: (Continued)
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	$2,142,000	$2,064,446
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	2,854,000	2,860,523
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	5,274,000	5,274,022
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	4,302,000	4,106,693
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	7,898,000	7,696,243
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	5,275,000	5,274,297
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[2]	1,665,000	1,610,268
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,357,000	3,187,033
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,12]	214,000	217,478
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,7,12]	2,718,000	2,777,470
M&T Bank Corp., 3.55% Sr. Unsec. Nts., 7/26/23	2,160,000	2,149,355
Nordea Bank AB, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	1,874,000	1,854,610
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	3,718,000	3,735,941
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	3,749,000	3,549,263
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,893,000	2,791,871
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,798,000	1,694,333
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,818,000	2,709,986
Toronto-Dominion Bank (The), 3.50% Sr. Unsec. Nts., 7/19/23	4,222,000	4,216,148
US Bancorp:
3.10% Sub. Nts., 4/27/26	3,338,000	3,157,634
3.15% Sr. Unsec. Nts., 4/27/27	1,004,000	958,947
US Bank NA (Cincinnati OH), 3.40% Sr. Unsec. Nts., 7/24/23	6,053,000	6,030,446
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	4,142,000	3,975,193
4.75% Sub. Nts., 12/7/46	2,512,000	2,504,090
		141,860,374

Consumer Finance—0.7%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	1,728,000	1,659,478
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	3,103,000	2,983,625
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,574,503
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	739,000	734,617
4.65% Sr. Unsec. Nts., 9/13/28	1,945,000	1,952,467
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,663,055
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	2,975,000	3,010,491
		13,578,236

Diversified Financial Services—0.6%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	1,134,000	1,133,442
3.80% Sr. Unsec. Nts., 7/15/48	1,172,000	1,060,661
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	1,918,176
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	2,568,000	2,473,433

19        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services (Continued)
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	$4,857,000	$4,907,270
		11,492,982

Insurance—1.6%
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[1]	2,823,000	2,734,855
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,591,000	2,510,002
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,509,000	2,545,056
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	1,096,000	974,554
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,950,000	3,662,457
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	3,111,000	3,009,458
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	3,096,000	2,992,932
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	3,321,000	3,170,462
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	1,658,366
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	5,270,000	5,216,846
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/442	3,954,000	3,939,173
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/452	887,000	887,000
		33,301,161

Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	1,482,000	1,468,609
3.00% Sr. Unsec. Nts., 6/15/23	4,354,000	4,195,327
3.60% Sr. Unsec. Nts., 1/15/28	2,903,000	2,716,043
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,856,000	2,946,324
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	2,451,000	2,305,996
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	445,000	445,628
5.875% Sr. Unsec. Nts., 2/1/20	1,846,000	1,893,700
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	5,035,000	4,993,316
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	4,926,000	5,125,946
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	1,619,000	1,618,935
		27,709,824

Health Care—4.6%
Biotechnology—1.1%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	5,223,000	5,202,478
4.25% Sr. Unsec. Nts., 11/14/28	3,879,000	3,828,728
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	1,924,000	1,891,723
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	1,407,000	1,496,344
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	3,247,000	3,201,907
5.00% Sr. Unsec. Nts., 8/15/45	534,000	531,860

20        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Biotechnology (Continued)
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	$2,188,000	$2,257,186
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	5,388,000	5,209,309
		23,619,535

Health Care Equipment & Supplies—0.7%
Abbott Laboratories, 3.75% Sr. Unsec. Nts., 11/30/26	4,402,000	4,395,770
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	4,293,000	4,229,405
3.70% Sr. Unsec. Nts., 6/6/27	4,151,000	3,975,742
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	179,000	171,392
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	907,000	961,267
		13,733,576

Health Care Providers & Services—1.5%
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	4,432,000	4,567,830
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	5,164,000	4,987,436
5.05% Sr. Unsec. Nts., 3/25/48	4,706,000	4,826,290
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	6,409,000	6,766,601
Halfmoon Parent, Inc.:
3.75% Sr. Sec. Nts., 7/15/23[1]	4,052,000	4,040,967
4.375% Sr. Sec. Nts., 10/15/28[1]	2,620,000	2,616,161
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	4,230,000	4,104,636
		31,909,921

Life Sciences Tools & Services—0.5%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	4,298,000	4,226,009
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	3,768,000	3,904,745
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	2,063,000	2,103,286
		10,234,040

Pharmaceuticals—0.8%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	5,175,000	5,170,655
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[1]	5,258,000	5,227,551
4.375% Sr. Unsec. Nts., 12/15/28[1]	3,779,000	3,707,616
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[1]	2,298,000	2,336,377
		16,442,199

Industrials—3.5%
Aerospace & Defense—0.9%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	4,089,000	4,015,725
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	3,075,000	2,887,733
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	5,301,000	5,318,512
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	2,760,000	2,870,418

21        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	$1,293,000	$1,292,017
3.95% Sr. Unsec. Nts., 8/16/25	3,232,000	3,216,279
		19,600,684

Air Freight & Couriers—0.2%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	2,673,000	2,642,658
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	1,054,000	1,009,049
		3,651,707

Building Products—0.4%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	4,291,000	3,906,559
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	4,958,000	4,978,165
		8,884,724

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/231	4,415,000	4,437,075

Industrial Conglomerates—0.3%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	1,652,000	1,573,443
Roper Technologies, Inc., 3.65% Sr. Unsec. Nts., 9/15/23	5,226,000	5,196,346
		6,769,789

Machinery—0.3%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	465,000	460,653
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	2,224,000	2,161,118
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/281	2,620,000	2,554,159
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	921,000	920,614
		6,096,544

Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	3,316,000	3,313,778

Road & Rail—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	4,245,000	3,956,377
Ryder System, Inc.:
3.50% Sr. Unsec. Nts., 6/1/21	1,241,000	1,240,602
3.75% Sr. Unsec. Nts., 6/9/23	5,250,000	5,242,623
		10,439,602

Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	1,679,000	1,571,049
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,631,885
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	4,225,000	3,888,290

22        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Trading Companies & Distributors (Continued)
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	$2,670,000	$2,596,575
		9,687,799

Information Technology—3.0%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	3,917,000	3,834,966

Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	3,969,000	3,702,364
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	631,000	656,240
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,740,000	3,662,935
		8,021,539

IT Services—0.7%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	2,944,000	2,920,499
4.75% Sr. Unsec. Nts., 4/15/27	3,922,000	4,019,530
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	2,695,000	2,704,067
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,683,000	2,625,181
5.25% Sr. Unsec. Nts., 4/1/25	1,611,000	1,647,248
		13,916,525

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	1,479,000	1,379,358
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[1]	5,261,000	5,233,089
		6,612,447

Software—1.0%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,675,000	1,685,617
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	4,891,000	4,966,512
6.02% Sr. Sec. Nts., 6/15/26[1]	3,118,000	3,325,499
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,188,000	2,231,760
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	3,157,000	3,015,044
2.95% Sr. Unsec. Nts., 5/15/25	3,127,000	3,000,530
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	1,357,000	1,330,835
3.90% Sr. Unsec. Nts., 8/21/27	2,677,000	2,535,771
		22,091,568

Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	3,263,000	3,395,649

23        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	$5,252,000	$5,279,259
		8,674,908

Materials—2.5%
Chemicals—1.0%
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	3,753,000	3,772,094
Nutrien Ltd., 3.375% Sr. Unsec. Nts., 3/15/25	4,621,000	4,386,106
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	3,940,000	4,097,718
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	3,050,000	3,001,778
3.75% Sr. Unsec. Nts., 3/15/27	1,562,000	1,486,195
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	3,988,000	4,020,316
		20,764,207

Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	3,252,000	3,159,156
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	2,593,000	2,380,624
		5,539,780

Containers & Packaging—0.6%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	2,581,000	2,372,850
4.80% Sr. Unsec. Nts., 6/15/44	2,183,000	2,125,318
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	734,025
4.50% Sr. Unsec. Nts., 11/1/23	4,011,000	4,126,106
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	3,315,000	3,194,831
		12,553,130

Metals & Mining—0.5%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	1,368,000	1,303,433
4.00% Sr. Unsec. Nts., 9/11/27[1]	2,200,000	2,029,677
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	4,565,000	4,966,596
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	1,490,000	1,549,261
		9,848,967

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	964,000	969,132
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,196,000
		3,165,132

Telecommunication Services—2.5%
Diversified Telecommunication Services—2.0%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[1]	3,909,000	3,764,965

24        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
AT&T, Inc.: (Continued)
4.35% Sr. Unsec. Nts., 6/15/45	$4,857,000	$4,193,381
4.50% Sr. Unsec. Nts., 3/9/48	2,268,000	1,983,319
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	4,509,000	6,417,359
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	2,515,000	2,510,720
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	5,054,000	4,927,650
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	1,424,000	1,370,433
5.213% Sr. Unsec. Nts., 3/8/47	2,144,000	2,087,248
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	2,031,000	2,454,019
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	4,923,000	5,170,134
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	2,250,000	2,021,460
4.522% Sr. Unsec. Nts., 9/15/48	3,066,000	2,929,088
5.15% Sr. Unsec. Nts., 9/15/23	1,995,000	2,136,067
		41,965,843

Wireless Telecommunication Services—0.5%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	5,215,000	5,161,398
4.375% Sr. Unsec. Nts., 5/30/28	2,638,000	2,602,681
6.15% Sr. Unsec. Nts., 2/27/37	1,709,000	1,890,528
		9,654,607

Utilities—3.0%
Electric Utilities—2.3%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	2,694,000	2,680,555
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	2,714,000	2,527,448
3.75% Sr. Unsec. Nts., 9/1/46	2,562,000	2,257,181
Edison International:
2.125% Sr. Unsec. Nts., 4/15/20	2,127,000	2,086,215
2.95% Sr. Unsec. Nts., 3/15/23	3,255,000	3,121,909
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,689,000	3,529,727
Electricite de France SA, 4.50% Sr. Unsec. Nts., 9/21/28[1]	2,675,000	2,636,733
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	4,548,000	4,519,403
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	1,118,000	1,133,095
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	2,432,000	2,364,965
4.45% Sr. Unsec. Nts., 4/15/46	1,494,000	1,451,694
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	2,896,000	2,820,843
Indiana Michigan Power Co., 4.25% Sr. Unsec. Nts., 8/15/48	1,247,000	1,231,589
ITC Holdings Corp.:
3.35% Sr. Unsec. Nts., 11/15/27	246,000	231,865
5.30% Sr. Unsec. Nts., 7/1/43	1,081,000	1,187,235
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	2,698,000	2,677,352

25        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	$386,000	$379,728
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	511,623
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	4,885,000	5,062,979
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	1,701,000	1,623,889
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	2,876,000	2,850,723
		46,886,751

Multi-Utilities—0.7%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	2,592,000	2,589,209
CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	1,942,000	1,977,570
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	5,060,000	4,996,278
4.90% Sr. Unsec. Nts., 8/1/41	1,995,000	2,051,005
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	3,471,000	3,413,552
		15,027,614
Total Corporate Bonds and Notes (Cost $1,052,738,585)		1,033,920,238

Short-Term Notes—15.0%
Aerospace & Defense—0.7%
Northrop Grumman Corp., 2.464%, 10/24/18[1,14,15]	4,100,000	4,092,828
Rockwell Collins, Inc., 2.302%, 10/1/18[1,14,15]	1,100,000	1,099,783
United Technologies Corp., 2.561%, 11/26/18[1,14,15]	9,300,000	9,262,003
		14,454,614

Auto Components—0.4%
Magna International, Inc., 2.303%, 10/5/18[1,14,15]	9,300,000	9,295,723

Beverages—0.4%
Diageo Capital plc, 2.234%, 10/12/18[14,15]	9,400,000	9,391,113

Building Products—0.4%
Assa Abloy Financial AB:
2.425%, 10/22/18[1,14,15]	4,000,000	3,993,544
2.561%, 11/30/18[1,14,15]	5,300,000	5,276,813
		9,270,357

Chemicals—1.7%
Air Liquide US LLC, 2.546%, 12/31/18[1,14,15]	9,300,000	9,243,808
Albemarle Corp., 2.304%, 10/4/18[1,14,15]	9,400,000	9,395,922
Cabot Corp., 2.303%, 10/9/18[1,14,15]	9,300,000	9,293,208
Eastman Chemical, 2.235%, 10/11/18[15]	4,100,000	4,096,398

26        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Chemicals (Continued)
Nutrien Ltd., 2.461%, 11/14/18[1,14,15]	$4,100,000	$4,085,237
		36,114,573

Commercial Services & Supplies—0.4%
Waste Management, Inc., 2.265%, 10/16/18[1,14,15]	7,300,000	7,291,178

Computers & Peripherals—0.9%
HP, Inc., 2.636%, 10/15/18[15]	9,440,000	9,430,299
NetApp, Inc., 2.234%, 10/10/18[1,14,15]	8,300,000	8,293,288
		17,723,587

Electric Utilities—2.1%
Duke Energy Corp.:
2.213%, 10/3/18[1,14,15]	1,900,000	1,899,371
2.351%, 10/4/18[1,14,15]	2,200,000	2,199,124
Eversource Energy, 2.221%, 10/1/18[14,15]	9,300,000	9,298,129
Nextera Energy Capital Holdings, 2.307%, 10/10/18[1,14,15]	9,400,000	9,392,398
Puget Sound Energy, Inc.:
2.304%, 10/10/18[15]	7,500,000	7,493,935
2.394%, 10/15/18[15]	1,800,000	1,797,924
Sempra Energy, 2.304%, 10/10/18[14,15]	9,300,000	9,292,479
Southern Co. (The), 2.401%, 10/4/18[1,14,15]	3,100,000	3,098,766
		44,472,126

Energy Equipment & Services—0.1%
Schlumberger Holdings Corp., 2.304%, 10/10/18[1,14,15]	3,100,000	3,097,481

Food & Staples Retailing—0.5%
Walgreens Boots Alliance, Inc., 2.36%, 10/22/18[15]	9,440,000	9,424,638

Food Products—0.8%
General Mills, Inc., 2.183%, 10/1/18[14,15]	4,100,000	4,099,190
McCormick & Co., Inc., 2.403%, 10/18/18[1,14,15]	9,300,000	9,287,352
Mondelez International, Inc.:
2.352%, 10/24/18[14,15]	1,300,000	1,297,707
2.352%, 10/26/18[14,15]	1,800,000	1,796,578
		16,480,827

Hotels, Restaurants & Leisure—0.3%
Marriot International, 2.48%, 10/18/18[1,14,15]	6,300,000	6,291,460

Household Durables—0.9%
Leggett & Platt, Inc., 2.264%, 10/4/18[1,14,15]	9,400,000	9,396,257
Mohawk Industries, Inc., 2.343%, 10/12/18[1,14,15]	9,300,000	9,291,179
		18,687,436

IT Services—0.4%
Western Union Co., 2.252%, 10/2/18[1,14,15]	8,300,000	8,297,809

27        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Leasing & Factoring—0.8%
Harley-Davidson Financial Services, Inc., 2.472%, 12/5/18[14,15]	$6,200,000	$6,170,441
Hitachi Capital America Corp., 2.365%, 10/4/18[15]	9,400,000	9,396,205
		15,566,646

Machinery—0.6%
Snap-on, Inc., 2.291%, 10/1/18[1,14,15]	9,300,000	9,298,163
Xylem, Inc., 2.224%, 10/11/18[14,15]	4,100,000	4,096,398
		13,394,561

Media—0.2%
WPP CP LLC, 2.457%, 10/4/18[1,14,15]	4,100,000	4,098,367

Metals & Mining—0.2%
Glencore Funding LLC, 2.597%, 10/15/18[14,15]	4,200,000	4,195,145

Paper, Containers & Packaging—0.5%
Avery Dennison, 2.36%, 11/5/18[14,15]	9,400,000	9,375,750

Personal Products—0.5%
Reckitt Benckiser Treasury Services plc, 2.244%, 10/2/18[14,15]	9,400,000	9,397,736

Specialty Retail—0.5%
Relx, Inc., 2.254%, 10/9/18[1,14,15]	9,400,000	9,393,050

Telephone Utilities—0.9%
Bell Canada, Inc., 2.567%, 12/10/18[14,15]	9,400,000	9,351,966
Telus Corp., 2.658%, 12/27/18[1,15]	9,350,000	9,289,108
		18,641,074

Textiles, Apparel & Luxury Goods—0.4%
VF Corp., 2.349%, 10/3/18[1,14,15]	8,300,000	8,297,210

Water Utilities—0.4%
American Water Capital Corp., 2.271%, 10/5/18[14,15]	9,300,000	9,295,615
Total Short-Term Notes (Cost $312,009,891)		311,948,076

	Shares
Investment Company—1.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[16,17] (Cost $38,116,242)	38,116,242	38,116,242
Total Investments, at Value (Cost $2,634,884,237)	125.4%	2,611,448,895
Net Other Assets (Liabilities)	(25.4)	(528,614,046)
Net Assets	100.0%	$2,082,834,849

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $627,632,868 or 30.13% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

28        OPPENHEIMER TOTAL RETURN BOND FUND

Footnotes to Statement of Investments (Continued)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $21,555,532 or 1.03% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $76,753 or less than 0.005% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

7. Restricted security. The aggregate value of restricted securities at period end was $2,779,119, which represents 0.13% of the Fund’s net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$140,732	$1,649	$ (139,083)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14- 10/24/14	3,040,840	2,777,470	(263,370)
		$3,181,572	$2,779,119	$ (402,453)

8. The value of this security was determined using significant unobservable inputs. See Note 2 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,279,080. See Note 5 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 3 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $5,901,006 or 0.28% of the Fund’s net assets at period end.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $261,019,569 or 12.53% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. Rate shown is the 7-day yield at period end.

29        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares September 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	40,200,770	1,233,121,604	1,235,206,132	38,116,242

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$38,116,242	$553,481	$—	$ —

Futures Contracts as of September 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	12/19/18	418	USD 59,274	$58,729,000	$ (544,938)
United States Treasury Nts., 10 yr.	Sell	12/19/18	832	USD 100,113	98,826,000	1,287,338
United States Treasury Nts., 2 yr.	Sell	12/31/18	4,656	USD 983,633	981,179,255	2,453,731
United States Treasury Nts., 5 yr.	Sell	12/31/18	982	USD 111,284	110,451,985	831,949
United States Ultra Bonds	Buy	12/19/18	906	USD 144,971	139,778,813	(5,191,897)
						$ (1,163,817)

Over-the-Counter Total Return Swaps at September 30, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
IBOXX USD Liquid Investment Grade Series 1 Version 1	JPM	Pay	Three-Month USD BBA LIBOR	12/27/18	USD 1,000	$ (2,089)	$ (2,089)

30        OPPENHEIMER TOTAL RETURN BOND FUND

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

JPM	JPMorgan Chase Bank NA

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

31        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund (the “Fund”), is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant

32        OPPENHEIMER TOTAL RETURN BOND FUND

2. Securities Valuation (Continued)

to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

33        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$341,967,386	$—	$341,967,386
Mortgage-Backed Obligations	—	878,050,388	15,214	878,065,602
U.S. Government Obligation	—	7,431,351	—	7,431,351
Corporate Bonds and Notes	—	1,033,920,238	—	1,033,920,238
Short-Term Notes	—	311,948,076	—	311,948,076
Investment Company	38,116,242	—	—	38,116,242

Total Investments, at Value	38,116,242	2,573,317,439	15,214	2,611,448,895
Other Financial Instruments:
Futures contracts	4,573,018	—	—	4,573,018

Total Assets	$42,689,260	$2,573,317,439	$15,214	$2,616,021,913

Other Financial Instruments:
Swaps, at value	—	(2,089)	—	(2,089)
Futures contracts	(5,736,835)	—	—	(5,736,835)

Total Liabilities	$(5,736,835)	$(2,089)	$—	$(5,738,924)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

34        OPPENHEIMER TOTAL RETURN BOND FUND

2. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$1,783,948	$ (1,783,948)
Total Assets	$1,783,948	$ (1,783,948)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are

35        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$650,954,337
Sold securities	118,904,421

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $3,676,744 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are

36        OPPENHEIMER TOTAL RETURN BOND FUND

3. Investments and Risks (Continued)

restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

37        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in

38        OPPENHEIMER TOTAL RETURN BOND FUND

5. Use of Derivatives (Continued)

the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $179,698,806 and $819,543,509 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an

39        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $983,000 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

40        OPPENHEIMER TOTAL RETURN BOND FUND

5. Use of Derivatives (Continued)

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $200,000 on total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser,

41        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $24,236 and $10,892 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than

42        OPPENHEIMER TOTAL RETURN BOND FUND

5. Use of Derivatives (Continued)

as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

43        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

44        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

		Principal Amount	Value
Foreign Government Obligations—11.7%
Brazil—4.3%
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25	BRL	1,800,000	$420,169

Greece—1.0%
Hellenic Republic, 4.00% Bonds, 1/30/37[1]	EUR	100,000	101,580

Mexico—4.1%
United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	8,500,000	401,064

South Africa—2.3%
Republic of South Africa, Series 2037, 8.50% Bonds, 1/31/37	ZAR	3,500,000	220,451
Total Foreign Government Obligations (Cost $1,248,287)			1,143,264

Corporate Bonds and Notes—34.2%
Financials—34.2%
Capital Markets—2.2%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,2,3]		200,000	210,996

Commercial Banks—20.7%
Banco Bilbao Vizcaya Argentaria SA, 8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,2,3]	EUR	200,000	260,075
Banco Santander SA, 6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[1,2,3]	EUR	200,000	250,778
BNP Paribas SA:
6.75% [USSW5+491.6] Jr. Sub. Perpetual Bonds[2,3,4]		200,000	202,500
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[2,3,4]		200,000	210,500
Caixa Geral de Depositos SA, 5.75% [EUSA5+550] Sub. Nts., 6/28/28[1,2]	EUR	200,000	245,016
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,2,3]	EUR	200,000	251,285
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[2,3,4]		200,000	220,497
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[4]		100,000	123,800
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[2,3,4]		200,000	206,750
Standard Chartered plc, 7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[2,3,4]		40,000	41,600
			2,012,801

Diversified Financial Services—11.3%
Rural Electrification Corp. Ltd., 8.36% Sr. Unsec. Nts., 9/22/20INR		80,000,000	1,102,584
Total Corporate Bonds and Notes (Cost $3,460,120)			3,326,381

Short-Term Notes—2.0%
Arab Republic of Egypt Treasury Bills, 18.746%, 12/18/18[5]	EGP	2,500,000	134,858
Argentine Republic Treasury Bills, 4.34%, 11/30/18[5]	ARS	2,600,000	63,441
Total Short-Term Notes (Cost $220,609)			198,299

1      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

			Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)		Value
Exchange-Traded Options Purchased—0.2%
						USD

S&P 500 Index Put[6]		USD	2,623.381	7/31/19	USD 545	0	[7]	$12,382
						USD

S&P 500 Index Put[6]		USD	2,607.210	7/19/19	USD 533	0	[7]	11,243
Total Exchange-Traded Options Purchased (Cost $34,690)								23,625

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.1%
						BRL
BRL Currency Call[6]	JPM	BRL	3.150	5/24/19	BRL 10	10		318
						BRL
BRL Currency Call[6]	JPM	BRL	3.753	8/22/19	BRL 900,600	1,876		10,029
						BRL
BRL Currency Call[6]	JPM	BRL	3.200	4/25/19	BRL 482,560	2,560		1,011
						BRL
BRL Currency Call[6]	GSCO-OT	BRL	3.200	4/25/19	BRL 1,600	1,600		632
Total Over-the-Counter Options Purchased (Cost $29,218)								11,990

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.2%
Interest Rate Swap maturing 6/29/48 Call[6] (Cost $23,021)	JPM	Receive	Six-Month EUR- EURIBOR- Reuters	2.500%	6/27/23	EUR 433		20,394

	Shares
Investment Companies—55.6%
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	13,720	1,479,153
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[8,9]	598,856	598,856
Oppenheimer Limited-Term Bond Fund, Cl. I8	745,835	3,333,883
Total Investment Companies (Cost $5,441,572)		5,411,892
Total Investments, at Value (Cost $10,457,517)	104.0%	10,135,845
Net Other Assets (Liabilities)	(4.0)	(393,628)
Net Assets	100.0%	$9,742,217

2      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Footnotes to Statement of Investments

1. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,319,730 or 13.55% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,005,647 or 10.32% of the Fund’s net assets at period end.

5. Zero coupon bond reflects effective yield on the original acquisition date.

6. Non-income producing security.

7. Number of contracts are less than 500.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 26, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares September 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	16,879,628	16,280,772	598,856
Oppenheimer Limited-Term Bond Fund, Cl. I	—	1,210,035	464,200	745,835
Oppenheimer Senior Floating Rate, Cl. I	—	61,650	61,650	—
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	735,454	735,454	—
	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$598,856	$6,281	$—	$—
Oppenheimer Limited-Term Bond Fund, Cl. I	3,333,883	50,801	(16,248)	(3,706)
Oppenheimer Senior Floating Rate, Cl. I	—	1,257	617	—
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	10,906	(4,848)	—

Total	$3,932,739	$69,245	$(20,479)	$(3,706)

9. Rate shown is the 7-day yield at period end.

3      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$5,435,517	53.6%
India	1,102,584	10.9
France	840,247	8.3
Spain	762,138	7.5
Brazil	432,159	4.3
Mexico	401,063	4.0
Portugal	245,016	2.4
South Africa	220,451	2.2
Switzerland	210,996	2.1
Egypt	134,858	1.3
Germany	123,800	1.2
Greece	101,580	1.0
Argentina	63,442	0.6
United Kingdom	41,600	0.4
Eurozone	20,394	0.2

Total	$10,135,845	100.0%

Forward Currency Exchange Contracts as of September 30, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	12/2018	COP	588,000	USD	189	$8,916	$—
BAC	12/2018	PLN	720	USD	194	1,431	—
BAC	12/2018	USD	247	MXN	4,720	—	2,317
BOA	02/2019	CAD	130	USD	99	1,710	—
BOA	02/2019	EUR	370	USD	435	81	—
BOA	12/2018	INR	13,400	USD	183	—	1,057
BOA	02/2019	USD	1,827	EUR	1,583	44	33,112
BOA	12/2018	USD	1,137	INR	83,000	6,546	—
CITNA-B	02/2019	AUD	130	USD	95	—	558
CITNA-B	10/2018 - 11/2018	BRL	2,500	USD	615	3,765	—
CITNA-B	12/2018	CLP	65,000	USD	93	5,913	—
CITNA-B	10/2018 - 11/2018	USD	993	BRL	4,070	—	13,046
CITNA-B	12/2018	USD	24	TRY	160	—	1,088
CITNA-B	12/2018	USD	210	ZAR	3,160	—	10,863
CITNA-B	12/2018	ZAR	1,130	USD	75	3,885	—
DEU	02/2019	EUR	670	USD	787	126	—
DEU	02/2019	GBP	110	USD	146	—	1,715
DEU	02/2019	USD	817	EUR	695	543	252
DEU	02/2019	USD	141	GBP	110	—	3,220
GSCO-OT	02/2019 - 04/2019	BRL	1,343	USD	375	—	48,066
GSCO-OT	02/2019	USD	225	BRL	805	28,354	—
GSCO-OT	02/2019	USD	101	CAD	130	72	124
GSCO-OT	12/2018	USD	161	MXN	3,080	—	1,351
JPM	10/2018	IDR	1,390,000	USD	93	—	45
JPM	12/2018	RUB	18,650	USD	269	13,719	—
JPM	10/2018	UAH	1,410	USD	50	—	737
JPM	04/2019 - 08/2019	USD	350	BRL	1,379	19,316	842
JPM	10/2018 - 12/2018	USD	174	TRY	1,159	—	10,648

4      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	10/2018	USD	51	UAH	1,410	$1,909	$—

Total Unrealized Appreciation and Depreciation						$96,330	$129,041

Exchange-Traded Options Written at September 30, 2018
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)		Notional Amount (000’s)	Premiums Received	Value
S&P 500 Index Put	USD 2,256.672	7/31/19	USD (0)	[1]	USD 545	$7,665	$(5,055)
S&P 500 Index Put	USD 2,242.760	7/19/19	USD (0)	[1]	USD 533	7,003	(4,520)

Total Exchange-Traded Options Written						$14,668	$(9,575)

1. Number of contracts are less than 500.
Over-the-Counter Options Written at September 30, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		BRL

BRL Currency Put	JPM	5.150	8/22/19	(2,575)	BRL 1,236,000	$11,462	$ (10,068)
		IDR		IDR

IDR Currency Put	GSCO-OT	15000.000	7/10/19	(5,250,000)	IDR 3,005,250,000	12,775	(21,000)
		SEK		SEK

SEK Currency Put	CITNA-B	8.802	10/23/18	(3,491)	SEK 3,491	7,418	(5,250)
		TRY		TRY

TRY Currency Put	JPM	5.164	10/15/18	(1,549)	TRY 337,209	9,854	(46,016)

Total Over-the-Counter Options Written						$41,509	$ (82,334)

Over-the-Counter Credit Default Swaps at September 30, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic Government	BAC	Sell	1.000%	6/20/25	USD 1,000	$166,370	$(162,450)	$3,920

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade
Sovereign Debt	$ 1,000,000	$ —	BB-

Total USD	$ 1,000,000	$ —

5      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2018
Counter-party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Receive	EUR006M	0.957%	4/11/28	EUR 2,000	$—	$(17,152)	$(17,152)
DEU	Pay	BZDI	9.595	1/2/25	BRL 2,800	—	(37,808)	(37,808)
GSCOI	Pay	BZDI	11.440	1/2/25	BRL 2,000	—	(3,402)	(3,402)
JPM	Receive	BZDI	7.880	1/2/20	BRL 7,800	—	4,875	4,875

Total Centrally Cleared Interest Rate Swaps						$—	$(53,487)	$ (53,487)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 8/16/20 Call	JPM	Pay	Three- Month USD- LIBOR- BBA	3.010%	7/12/19	USD	25,000	$51,250	$(62,298)
Interest Rate Swap maturing 6/30/31 Call	JPM	Pay	Six- Month EUR EURIBOR Reuters	2.750	6/28/21	EUR	2,200	17,602	(14,351)

Total Over-the-Counter Interest Rate Swaptions Written								$68,852	$ (76,649)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real

6      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
S&P	Standard & Poor’s
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

7      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Global Unconstrained Bond Fund (the “Fund”), a series of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on January 26, 2018.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations,

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3. Securities Valuation (Continued)

and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$1,143,264	$—	$1,143,264
Corporate Bonds and Notes	—	3,326,381	—	3,326,381
Short-Term Notes	—	198,299	—	198,299
Exchange-Traded Options Purchased	—	23,625	—	23,625
Over-the-Counter Options Purchased	—	11,990	—	11,990
Over-the-Counter Interest Rate
Swaption Purchased	—	20,394	—	20,394
Investment Companies	5,411,892	—	—	5,411,892
Total Investments, at Value	5,411,892	4,723,953	—	10,135,845
Other Financial Instruments:
Centrally cleared swaps, at value	—	4,875	—	4,875
Forward currency exchange contracts	—	96,330	—	96,330
Total Assets	$5,411,892	$4,825,158	$—	$10,237,050

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(162,450)	$—	$(162,450)
Centrally cleared swaps, at value	—	(58,362)	—	(58,362)
Exchange-traded options written, at value	—	(9,575)	—	(9,575)
Over-the-counter options written, at value	—	(82,334)	—	(82,334)
Forward currency exchange contracts	—	(129,041)	—	(129,041)

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Swaptions written, at value	$—	$(76,649)	$—	$(76,649)
Total Liabilities	$—	$(518,411)	$—	$(518,411)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Limited-Term Bond Fund, accounted for 34.22% of the Fund’s net assets. Additional information on Oppenheimer Limited-Term Bond Fund, including the audited financials, can be found on the SEC website.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

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5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,274,506 and $7,106,892, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment

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6. Use of Derivatives (Continued)

obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

At period end, the Fund had no futures contracts outstanding.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $11,163 and $6,977 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $6,623 and $69,583 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the

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6. Use of Derivatives (Continued)

change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $350,000 and $100,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $3,750,292 and $3,214,991 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest

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6. Use of Derivatives (Continued)

rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $49,936 and $83,921 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow

19      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that

20      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

21      OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Principal Amount	Value
Corporate Bonds and Notes—64.2%
Energy—0.9%
Oil, Gas & Consumable Fuels—0.9%
Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[1,2]	$105,000	$100,735
Financials—56.9%
Capital Markets—12.5%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[1,2]	200,000	193,500
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[1,2,3]	190,000	194,988
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[1,2]	190,000	194,750
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[1,2]	100,000	94,375
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[1,2]	100,000	102,125
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,4]	190,000	173,850
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[1,2]	217,000	218,356
UBS Group Funding Switzerland AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	194,420
		1,366,364
Commercial Banks—35.8%
Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[1,2]	195,000	175,744
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[1,2,3]	195,000	193,814
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[1,2]	295,000	318,600
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	191,757
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,4]	180,000	189,450
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[1,2]	195,000	192,562
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[1,2]	198,000	206,539
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[1,2]	105,000	107,362
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,4]	270,000	297,671
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[1,2]	50,000	49,125
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[1,2]	190,000	188,868
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[1,2]	102,000	101,299

1      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2,3]	$190,000	$193,322
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	191,000	199,142
5.809% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[1,2]	245,000	246,347
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[1,2]	295,000	302,744
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,4]	185,000	191,244
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,2]	150,000	148,500
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,2]	105,000	99,684
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[1,2]	200,000	198,350
Wells Fargo & Co., 6.104% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K1,2	104,000	105,528
		3,897,652

Consumer Finance—2.2%
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[1,2]	147,000	147,184
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[1,2]	100,000	98,875
		246,059

Diversified Financial Services—0.9%
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,4]	105,000	93,712
Insurance—5.5%
Catlin Insurance Co. Ltd., 5.317% [US0003M+297.5] Jr. Sub. Perpetual Bonds[1,2,5]	100,000	99,250
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,5]	100,000	94,250
Liberty Mutual Group, Inc., 5.239% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,5]	102,000	99,705
Lincoln National Corp., 4.669% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[1]	215,000	201,967
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[1,2]	100,000	101,550
		596,722

Industrials—4.6%
Industrial Conglomerates—2.9%
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[1,2]	325,000	317,241

2      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

	Principal Amount	Value
Trading Companies & Distributors—1.7%
ILFC E-Capital Trust I, 4.78% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,4]	$205,000	$187,062

Utilities—1.8%
Electric Utilities—0.9%
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[1]	100,000	94,693

Multi-Utilities—0.9%
WEC Energy Group, Inc., 4.426% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[1]	105,000	102,239
Total Corporate Bonds and Notes (Cost $7,187,670)		7,002,479

	Shares
Preferred Stocks—33.2%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	3,904	99,162
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	3,997	97,807
AT&T, Inc., 5.625%[6]	4,200	103,992
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][1]	9,321	250,269
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	3,836	97,588
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	4,150	99,185
eBay, Inc., 6.00% Cv.	3,859	101,260
Entergy Texas, Inc., 5.625% First Mortgage Sec.	4,075	104,137
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][1]	5,107	140,442
First Republic Bank, 7.00% Non-Cum.	3,807	97,078
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][1]	9,836	258,687
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	9,674	252,104
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	3,821	98,352
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][1]	7,298	195,076
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][1]	6,232	158,480
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][1]	8,854	236,579
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	2,309	58,764
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][1]	8,016	215,711
Prudential Financial, Inc., 5.75% Jr. Sub.	2,002	50,090
Public Storage, 5.20% Cum., Series X, Non-Vtg.	4,225	100,386
Qwest Corp., 7.00% Sr. Unsec.	6,950	174,792
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	3,856	100,025
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][1]	3,993	104,696
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][1]	8,332	226,880
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	4,056	100,467

3      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][1]	3,661	$101,190
Total Preferred Stocks (Cost $3,656,680)		3,623,199

Investment Company—1.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[7,8]
(Cost $180,282)	180,282	180,282
Total Investments, at Value (Cost $11,024,632)	99.1%	10,805,960
Net Other Assets (Liabilities)	0.9	94,201
Net Assets	100.0%	$10,900,161

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $968,301 or 8.88% of the Fund’s net assets at period end.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,132,989 or 10.39% of the Fund’s net assets at period end.

5. Restricted security. The aggregate value of restricted securities at period end was $293,205, which represents 2.69% of the Fund’s net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Catlin Insurance Co. Ltd., 5.317% [US0003M+297.5] Jr. Sub. Perpetual Bonds	2/21/18	$99,500	$99,250	$(250)
Hartford Financial Services Group, Inc. (The), 4.439% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	2/12/18	98,282	94,250	(4,032)
Liberty Mutual Group, Inc., 5.239% [US0003M+290.5] Jr. Sub. Nts., 3/15/37	2/26/18-3/2/18	100,451	99,705	(746)
		$298,233	$293,205	$(5,028)

6. Non-income producing security.

7. Rate shown is the 7-day yield at period end.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

4      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Footnotes to Statement of Investments (Continued)

	Shares February 12, 2018 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares September 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	18,184,624	18,004,342	180,282

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$180,282	$3,227	$—	$—

Futures Contracts as of September 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation / (Depreciation)
United States Treasury Nts., 10 yr.	Sell	12/19/18	1	USD 120	$118,781	$ 1,284

Glossary:
Definitions
30YR CMT	30 Year Constant Maturity Treasury
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

5      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Preferred Securities and Income Fund (the “Fund”), is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on February 12, 2018.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

6      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

2. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

7      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$7,002,479	$—	$ 7,002,479
Preferred Stocks	3,623,199	—	—	3,623,199
Investment Company	180,282	—	—	180,282

Total Investments, at Value	3,803,481	7,002,479	—	10,805,960
Other Financial Instruments:
Futures contracts	1,284	—	—	1,284

Total Assets	$3,804,765	$7,002,479	$—	$ 10,807,244

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

8      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

3. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

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5. Use of Derivatives (Continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $79,858 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its

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5. Use of Derivatives (Continued)

counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

13      OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date: 11/16/2018